Exhibit 99.2

Contact: Chas Cook (investors) – 336-436-5076
Investor@Labcorp.com

Christopher Allman-Bradshaw (media) – 336-436-8263
Media@Labcorp.com

Labcorp to Spin Off Clinical Development Business

Clinical Development Business to be a Leading, Pure-Play Contract Research Organization with a Comprehensive Set of Clinical Trial Management, Market Access and Technology Capabilities

Labcorp Remains a Leader in the Laboratory Market with Highly Complementary, Laboratory-Focused Businesses including Routine and Esoteric Labs, Central Labs and Early Development Research Labs

Transaction Designed to Create Value Through Enhanced Strategic and Operational Focus

Labcorp to Discuss Spin-off and Second Quarter 2022 Financial Results at 9:00 a.m. ET Today

BURLINGTON, N.C., July 28, 2022 – Labcorp (NYSE: LH) (the “Company”), a leading global life sciences company, today announced that its Board of Directors has authorized the Company to pursue a spin-off of the Company’s wholly owned Clinical Development business to Labcorp shareholders through a tax-free transaction. The planned spin-off will result in two independent, publicly traded companies, each poised for strong, sustainable growth:

•Labcorp: A leading global laboratory business comprising the Company’s routine and esoteric labs, central labs and early development research labs, all of which are leaders with deep scientific expertise, vast health data and insights, and an extensive, advanced global laboratory network.

•The Clinical Development Business: A leading, global Contract Research Organization (CRO) providing Phase I-IV clinical trial management, market access and technology solutions to pharmaceutical and biotechnology organizations.

Following the decision by the Board last year to initiate a dividend and accelerate the Company’s share repurchase program, Labcorp’s management team and Board continued to evaluate all avenues to further enhance stakeholder value. The planned spin-off is expected to provide each company with:

•Strengthened strategic flexibility and operational focus to pursue specific market opportunities and better meet customer needs.
•Focused capital structures and capital allocation strategies to drive innovation and growth.
•A more targeted investment opportunity for different investor bases.

“Spinning off the Clinical Development business will benefit customers and shareholders by creating two standalone businesses that are poised to accelerate growth and focus resources on distinct strategic priorities, customer needs and value creation," said Adam Schechter, chairman and CEO of Labcorp. “Our shareholders will be able to participate in the upside potential of two market-leading businesses in the global healthcare sector, each of which will be well-capitalized and positioned to generate sustainable growth with strong free cash flows and attractive returns. Our customers will continue to have access to our full range of capabilities with the same quality and seamless delivery of services they have come to expect from our teams. Today is a testament to our long history of growth through innovation and track record of delivering on our mission to improve health and improve lives.”

Labcorp: A Compelling Value Proposition with a Strong Growth Platform Serving All Healthcare Sectors and Customers

Labcorp will remain a global leader advancing healthcare through science, innovation and technology with deep scientific expertise, vast health data and insights, and an extensive, advanced global laboratory network. Together, its lab-based businesses will create a cohesive, global provider of laboratory-focused services with complementary resources operating at scale and a diverse customer base. Following the planned spin-off, the business will be positioned to:

•Invest in R&D and innovation to develop and launch diagnostic advancements globally in key areas including oncology, Alzheimer's, autoimmune and liver disease through organic and inorganic opportunities.
•Bring together its global health and patient data and provide insights to enable customers to advance innovation.
•Utilize its worldwide laboratory network to serve a broad, growing and global customer base including pharmaceutical and biotechnology companies, physicians, health systems, consumers, and other start-ups and labs who require lab services or diagnostic testing.
•Launch innovative tests globally, providing patients, physicians, health systems and pharmaceutical companies with access to Labcorp’s advanced science, technology and diagnostic capabilities.

Over the last four quarters ending June 30, 2022, Labcorp’s routine and esoteric labs, central lab and early development research lab businesses delivered total revenue of $12.7 billion, or $10.5 billion excluding COVID-19 Testing revenues. These businesses combined grew 5.5% on a CAGR basis from second quarter 2019 to second quarter 2022 excluding COVID-19 Testing revenues. Going forward, Labcorp will continue to have an attractive growth profile and is expected to deliver mid-single digit annual revenue growth. In addition, Labcorp remains committed to its capital allocation strategy and maintaining its investment grade credit rating.

Adam Schechter will continue to lead Labcorp as chairman and CEO following the completion of the planned spin-off. Labcorp will continue to be headquartered in Burlington, North Carolina.

The Clinical Development Business: Leading Global CRO Focused on Supporting Biotechnology and Pharmaceutical Customers and Accelerating Innovation

The Clinical Development business will continue to be a leading global provider of Phase I-IV clinical trial, market access and technology solutions to both large and emerging pharmaceutical and biotechnology organizations. Following the planned spin-off, the business will be positioned to:

•Capitalize on growth opportunities across Phases I-IV clinical trials and extend its leadership in oncology, cell and gene therapy, rare disease, and other emerging therapeutic areas.
•Increase agility with large pharmaceutical and biotechnology clients to better serve customers and advance life-saving therapies.
•Retain access to Labcorp’s vast health and clinical data set through an arrangement which will enable it to provide enhanced trial execution and a differentiated value proposition.
•Continue to invest in capabilities, technologies, diverse talent and innovation to enhance trial execution and better serve all of its customers.
•Implement a capital structure that is tailored to support its growth strategy and enhance stakeholder value.

Over the last four quarters ending June 30, 2022, the Clinical Development business delivered total revenue of $3.0 billion. This business grew 8.0% on a CAGR basis from second quarter 2019 to second quarter 2022. Going forward, the Clinical Development business is expected to deliver high-single-digit revenue growth.

Transaction Details

Labcorp currently expects to effect the planned spin-off through a dividend of the Clinical Development business’ shares to Labcorp’s shareholders. Following the spin-off, Labcorp expects to continue to be publicly traded on the New York Stock Exchange and expects the Clinical Development business to be publicly listed. The spin-off is intended to qualify as a tax-free transaction for U.S. federal income tax purposes.

The Board of Directors, executive leadership, and company name of the Clinical Development business will be determined and announced in the future as plans for the spin-off continue to progress.

Labcorp anticipates that, consistent with any applicable legal and tax requirements, there will be ongoing transitional and commercial arrangements to provide for a seamless delivery of services to the customers and other stakeholders of the Labcorp and the Clinical Development businesses.

Labcorp is targeting completion of the planned spin-off in the second half of 2023. The spin-off will be subject to the satisfaction of certain customary conditions, including, among others, the receipt of final approval by Labcorp’s Board of Directors, the receipt of appropriate assurances regarding the tax-free nature of the separation and effectiveness of any required filings with the Securities and Exchange Commission. Labcorp notes that there can be no assurances regarding the ultimate timing of the transaction or that the spin-off will be completed.

Advisors

Barclays, Evercore and Goldman Sachs & Co. LLC are serving as Labcorp’s financial advisor, and Jones Day and Hogan Lovells are serving as legal counsel.

Conference Call and Webcast

Labcorp will discuss the spin-off announcement on its second quarter 2022 earnings conference call, which will be held today at 9:00 a.m. ET. The online webcast of the call, along with the accompanying slide presentation, will be available at http://www.labcorp.com.

The conference call may also be accessed by dialing 800-715-9871 (646-307-1963 for international callers). The conference ID is 4124787. A telephone replay of the call will be available through August 11, 2022, and can be heard by dialing 800-770-2030 (609-800-9909 for international callers). The conference ID for the replay is 4124787.

About Labcorp

Labcorp is a leading global life sciences company that provides vital information to help doctors, hospitals, pharmaceutical companies, researchers, and patients make clear and confident decisions. Through our unparalleled diagnostics and drug development capabilities, we provide insights and accelerate innovations to improve health and improve lives. With over 75,000 employees, we serve clients in more than 100 countries. Labcorp (NYSE: LH) reported revenue of $16 billion in FY2021. Learn more about us at www.Labcorp.com or follow us on LinkedIn and Twitter @Labcorp.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements, including but not limited to statements with respect to the proposed spin-off of the Clinical Development business (“CD”), including statements regarding the expectation that the transaction will be consummated, the anticipated timing of the transaction, benefits of the transaction, the expected tax treatment of the transaction and opportunities for future growth.

Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond Labcorp’s control, including without limitation: (i) uncertainties as to the completion and timing of the transaction; (ii) the failure to obtain appropriate assurances regarding the tax-free nature of the spin-off; (iii) the receipt of regulatory approvals; (iv) the effect of the announcement or pendency of the transaction on Labcorp’s business relationships, operating results, and business generally; (v) unexpected issues that arise in the continued planning for the transaction; (vi) the failure to have the Form 10 registration statement that will be filed with the SEC declared effective on a timely basis, or at all; (vii) risks that the proposed transaction disrupts current plans and operations of Labcorp or CD; (viii) potential difficulties as a result of the transaction with Labcorp or CD employee retention; (ix) risks related to diverting management’s attention from Labcorp and CD’s ongoing business operations; (x) the ability of Labcorp to successfully separate CD operations from Labcorp’s ongoing operations; (xi) market receptiveness to effect transactions in the capital markets; (xii) market reaction to the announcement and planning for the transaction; and (xiii) other risks that relate more generally to ongoing business operations, including the trading price of Labcorp’s stock, competitive actions and other unforeseen changes and general uncertainties in the marketplace, changes in government regulations, including healthcare reform, customer purchasing decisions, including changes in payer regulations or policies, other adverse actions of governmental and third-party payers, changes in testing guidelines or recommendations, federal, state, and local government responses to the COVID-19 pandemic, the impact of global geopolitical events, the effect of public opinion on the company’s reputation, adverse results in material litigation matters, the impact of changes in tax laws and regulations, failure to maintain or develop customer relationships, the company's ability to develop or acquire new products and adapt to technological changes, failure in information technology, systems or data security, the impact of potential losses under repurchase agreements, adverse weather conditions, the number of revenue days in a financial period, employee relations, personnel costs, inflation, and the effect of exchange rate fluctuations. These factors, in some cases, have affected and in the future (together with other factors) could affect Labcorp’s ability to implement its business strategy, including the proposed spin-off, and actual results could differ materially from those suggested by these forward-

looking statements. As a result, readers are cautioned not to place undue reliance on any of the forward-looking statements.

Labcorp has no obligation to provide any updates to these forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in Labcorp’s most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in Labcorp’s other filings with the SEC. The information in this press release should be read in conjunction with a review of Labcorp’s filings with the SEC including the information in Labcorp’s most recent Annual Report on Form 10-K, and subsequent Forms 10-Q, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.